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                                  EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FP Bancorp, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement (No. 333-37233).



                                       KPMG PEAT MARWICK LLP


San Diego, California
December 4, 1997